Exhibit 99.2

Creating an Integrated North American Chemicals Leader JUNE 2026

Disclaimer 2 Additional Information and Where to Find It This presentation may be deemed to be solicitation material in respect of the proposed transaction between Olin Corporation (“Olin”) and Huntsman Corporation (“Huntsman”). In connection with the proposed transaction, Olin and Huntsman intend to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including, among other filings, an Olin registration statement on Form S-4 in connection with the proposed issuance of shares of Olin’s common stock pursuant to the proposed transaction, which Form S-4 will include a joint proxy statement/prospectus of Olin and Huntsman, which after the registration statement is declared effective by the SEC, will be mailed to shareholders of Olin and stockholders of Huntsman seeking their approval of their respective transaction-related proposals. INVESTORS AND STOCKHOLDERS OF OLIN AND HUNTSMAN ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY, INCLUDING THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, THE PARTIES TO THE PROPOSED TRANSACTION AND ANY SOLICITATION. This presentation is not a substitute for the registration statement, the joint proxy statement/prospectus or any other document that Olin or Huntsman may file with the SEC and send to their respective shareholders and stockholders in connection with the proposed transaction. Investors and securityholders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus, as each may be amended or supplemented from time to time, and other relevant documents filed with the SEC by Olin and Huntsman (when they become available) from the SEC’s website at www.sec.gov, on Olin’s website at www.olin.com under the tab “Investors” and under the heading “SEC Filings” and on Huntsman’s website at www.huntsman.com under the tab “Investors” and under the heading “Financials” and subheading “SEC filings.” Participants in the Solicitation Olin, Huntsman, their respective directors, executive officers and certain other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from Olin’s shareholders and Huntsman’s stockholders in connection with the proposed transaction. Information about Olin’s directors and executive officers is set forth in Olin’s Proxy Statement on Schedule 14A for its 2026 Annual Meeting of shareholders, which was filed with the SEC on March 20, 2026, its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 20, 2026, its Current Report on Form 8-K, which was filed with the SEC on April 30, 2026, and subsequent statements of changes in beneficial ownership on file with the SEC, including the Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 or Annual Statements of Beneficial Ownership on Form 5 on file with the SEC, including filings made on March 20, 2026, May 5, 2026, May 5, 2026, May 5, 2026, May 5, 2026, May 5, 2026, May 5, 2026, May 5, 2026, May 5, 2026, May 19, 2026 and June 3, 2026. Information about Huntsman’s directors and executive officers is set forth in the Huntsman Proxy Statement on Schedule 14A for its 2026 Annual Meeting of stockholders, which was filed with the SEC on March 16, 2026, its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 18, 2026, its Current Report on Form 8-K, which was filed with the SEC since May 1, 2026, and subsequent statements of changes in beneficial ownership on file with the SEC, including the Initial Statement of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 or Annual Statements of Beneficial Ownership on Form 5 on file with the SEC, including filings made on June 3, 2026. Additional information concerning the interests of potential participants in the solicitation of proxies in connection with the proposed transaction, which may, in some cases, be different than those of Olin’s shareholders or Huntsman’s stockholders generally, will be set forth in the registration statement, the joint proxy statement/prospectus and other relevant materials to be filed with the SEC relating to the proposed transaction. You may obtain these documents (when they become available) free of charge through the website maintained by the SEC at http://www.sec.gov and from the Olin or Huntsman websites described above. Cautionary Statement Regarding Forward-Looking Statements This presentation contains “forward-looking statements”. These statements relate to analyses and other information that are based on management’s current beliefs, certain assumptions and forecasts made by management, and current expectations, estimates and projections. Such forward-looking statements include statements regarding the proposed combination between Olin and Huntsman, the future results of the combined company and the benefits anticipated to be realized from the proposed combination, the impact of the proposed transaction on the combined company’s business, projections as to the amount and timing of synergies and the closing date for the proposed transaction, and other uncertainties and contingencies in connection with the foregoing. The statements contained in this communication that are not statements of historical facts may include “forward looking statements” as defined in the Private Securities Litigation Reform Act of 1995. We have used the words “anticipate,” “intend,” “may,” “expect,” “believe,” “should,” “plan,” “outlook,” “project,” “estimate,” “forecast,” “optimistic,” “target” and variations of such words and similar expressions in this presentation to identify such forward-looking statements. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from these forward-looking statements. Risks and uncertainties include, but are not limited to: (i) the risk that the proposed transaction may not achieve some or all of the anticipated benefits and that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by Olin’s shareholders or Huntsman’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals may be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement relating to the proposed transaction; (vi) the effect of the announcement or pendency of the proposed transaction on Olin’s or Huntsman’s ability to attract, motivate or retain key executives and associates, their ability to maintain relationships with customers, vendors, service providers and others with whom they do business, or their operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from Olin’s and Huntsman’s ongoing business operations; (viii) the risk of stockholder litigation in connection with the proposed transaction, including resulting expense or delay; (ix) business, industry and operational risks applicable to Olin and/or Huntsman, including (a) sensitivity to economic, business and market conditions in the United States and overseas, including economic instability or a downturn in the sectors served by Olin and/or Huntsman; (b) declines in average selling prices for Olin’s and/or Huntsman’s products and the supply/demand balance for Olin’s and/or Huntsman’s products, including the impact of excess industry capacity; (c) unsuccessful execution of Olin’s and/or Huntsman’s operating models; (d) failure to control costs and inflation impacts or failure to achieve targeted cost reductions; (e) availability of and/or higher-than-expected costs of raw material, energy, transportation, and/or logistics; (f) Olin’s and/or Huntsman’s reliance on a limited number of suppliers for specified feedstock and services and their reliance on third-party transportation; (g) the occurrence of unexpected manufacturing interruptions and outages, including those occurring as a result of labor disruptions and production hazards; (h) exposure to physical risks associated with climate-related events or increased severity and frequency of severe weather events; (i) the failure or an interruption, including cyber-attacks, of Olin’s and/or Huntsman’s information technology systems, including risks from the rapid evolution and increased adoption of artificial intelligence technologies that may intensify cybersecurity risks and enable new or augment existing attack techniques and the potential for intellectual property infringement or unintentional disclosure of proprietary or confidential information through artificial intelligence tools; (j) risks associated with Olin’s and/or Huntsman’s international sales and operations, including economic, political or regulatory changes; (k) weak industry conditions affecting Olin’s and/or Huntsman’s ability to comply with the financial maintenance covenants in its debt agreements; (l) Olin’s and/or Huntsman’s indebtedness and debt service obligations; (m) failure to identify, attract, develop, retain and motivate qualified employees throughout the respective organizations and ability to manage executive officer and other key senior management transitions; (n) adverse conditions in the credit and capital markets, limiting or preventing Olin’s and/or Huntsman’s ability to borrow or raise capital; (o) Olin’s and/or Huntsman’s inability to complete future acquisitions or joint venture transactions or successfully integrate them into the business; (p) the effects of any declines in global equity markets on asset values and any declines in interest rates or other significant assumptions used to value the liabilities in, and funding of, Olin’s and/or Huntsman’s pension plans; (q) Olin’s and/or Huntsman’s long-range plan assumptions not being realized, causing a non-cash impairment charge of long-lived assets; (r) exposure to risks associated with the creditworthiness of Olin’s and/or Huntsman’s key suppliers, customers and business partners and reductions in demand for their customers’ products; (s) failure to develop new products, processes or applications, or failure to keep pace with evolving technological innovations in end-use markets; (t) inability to protect patents and trade secrets or enforce intellectual property rights, particularly in countries where effective intellectual property laws and judicial systems may be unavailable; (u) conflicts, military actions, terrorist attacks, political events, public health crises and general instability, along with increased security regulations, that could adversely affect Olin and/or Huntsman’s business; and (v) legal, environmental and regulatory risks, including (a) changes in, or failure to comply with, legislation or government regulations or policies, including changes regarding Olin’s and/or Huntsman’s ability to manufacture or use certain products and changes within the international markets in which Olin and/or Huntsman operate; (b) new regulations or public policy changes regarding the transportation of hazardous chemicals and the security of chemical manufacturing facilities; (c) unexpected outcomes from legal or regulatory claims and proceedings; (d) costs and other expenditures in excess of those projected for environmental investigation and remediation or other legal proceedings; (e) various risks associated with Olin’s Lake City U.S. Army Ammunition Plant contract and performance under other governmental contracts; and (f) compliance with data privacy regulations, including the General Data Protection Regulation (GDPR) and other applicable data privacy laws, which could result in substantial fines, penalties and legal liability. All of Olin’s and Huntsman’s forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to Olin or Huntsman or that Olin or Huntsman consider immaterial could affect the accuracy of the forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions, which are difficult to predict and many of which are beyond the control of Olin and/or Huntsman. Therefore, actual outcomes and results may differ materially from those matters expressed or implied in such forward-looking statements. A further list and descriptions of these risks, uncertainties, and other factors can be found in Olin’s filings with the SEC, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other filings, available at the website maintained by the SEC at http://www.sec.gov, https://olin.com or on request from Olin and in Huntsman’s filings with the SEC, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and other filings, available at the website maintained by the SEC at http://www.sec.gov, https://www.huntsman.com or on request from Huntsman. Any forward-looking statement made in this presentation speaks only as of the date of this presentation. Neither Olin nor Huntsman undertake any obligation to update publicly any forward-looking statements, or any other information in this presentation whether as a result of future events, new information or otherwise, or to correct any inaccuracies or omissions in them which become apparent. All forward-looking statements in this communication are qualified in their entirety by this cautionary statement. Important Note about Combined and Non-GAAP Financial Information The financial information for the combined businesses of Olin and Huntsman is based on management’s estimates, assumptions and projections and has not been prepared in conformance with the applicable requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. This information is provided for illustrative purposes only and should not be considered in isolation from, or as a substitute for, the historical financial statements of Olin or Huntsman. These measures are provided for illustrative purposes and are based on an arithmetic sum of the relevant historical financial measures of Olin and Huntsman. These measures do not reflect what the combined company’s financial condition or results of operations would have been had the proposed transaction occurred on or prior to the dates indicated. Various factors could cause actual future results to differ materially from those currently estimated by management, including, but not limited to, the risks described above and in each of Olin’s and Huntsman’s respective filings with the SEC. This presentation also includes certain financial measures not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), such as adjusted EBITDA, combined adjusted EBITDA, combined sales, synergies and integration benefits. Non-GAAP financial measures have limitations as an analytical tool and are not meant to be considered in isolation from, or as a substitute for, the comparable GAAP measures. There are limitations to non-GAAP financial measures because they are not prepared in accordance with GAAP and may not be comparable to similarly titled measures of other companies due to potential differences in methods of calculation and items being excluded. Olin and Huntsman caution you not to place undue reliance on these non-GAAP financial measures. For a definition of Olin’s and Huntsman’s respective adjusted EBITDA and a reconciliation of adjusted EBITDA to the most comparable GAAP financial measure for 2025, please see Olin’s Current Report on Form 8-K filed with the SEC on January 29, 2026 and Huntsman’s Current Report on Form 8-K filed with the SEC on February 18, 2026.

Today’s Participants PETER HUNTSMAN Chairman of the Board, President and Chief Executive Officer HUNTSMAN PHIL LISTER Executive Vice President and Chief Financial Officer HUNTSMAN KENNETH LANE President and Chief Executive Officer OLIN TODD SLATER Senior Vice President and Chief Financial Officer OLIN 3

Merger of Equals Creates a $12B+ North American Chemicals Leader 4 Creates a $12B+ North American Chemicals Leader North American anchor with complementary Europe & APAC footprint to better serve customers across diverse and growing end markets Winchester to operate as a key business within the combined company Vertical Integration Improves Cost Position, Amplified by $400M+ Cost Synergies Structurally lower and more stable cost position to improve financial performance through the cycle High confidence in $400M+ of operational and SG&A synergies; ~$125M in additional cash tax benefits Enhanced Scale and Disciplined Capital Allocation Drive Shareholder Value Strong cash flow to support near-term deleveraging, shareholder returns and highly accretive growth projects Experienced Leadership with Shared Focus on Value Creation Combined company will benefit from highly experienced management team, Board of Directors and closely aligned corporate cultures

Transaction Summary



TRANSACTION STRUCTURE

- All-stock merger of equals
- Huntsman shareholders to receive 0.5476 shares in Olin for every 1 share in Huntsman
- Post-transaction ownership split: 54.5% Olin shareholders / 45.5% Huntsman shareholders

EXPECTED SYNERGIES

- $300M+ synergy and integration benefits by end of year 3
- $100M+ additional raw material integration benefits in 2031
- ~$125M cash tax benefits from accelerated NOLs(2)

NAME AND HEADQUARTERS

- Company name: OlinHuntsman Corporation
- Corporate headquarters: The Woodlands, Texas

TIMING / APPROVALS

- Expected transaction closing in H1 2027
- Unanimously approved and recommended by the Boards of Directors at both companies
- Transaction is subject to the satisfaction of customary closing conditions, including receipt of required regulatory approvals and the approval of Olin's shareholders and Huntsman's shareholders

BALANCED GOVERNANCE & LEADERSHIP

CHIEF EXECUTIVE OFFICER
Kenneth Lane



CHAIRMAN OF THE BOARD(1)
Peter Huntsman



CHIEF FINANCIAL OFFICER
Phil Lister



CHIEF INTEGRATION OFFICER
Todd Slater



BOARD OF DIRECTORS

5 from existing Olin Board of Directors (including CEO)

Chair of Compensation and Chair of Governance Committees

5 from existing Huntsman Board of Directors (including Chairman)

Chair of Audit and Chair of Integration Committees

(1) Non-Executive Chairman
(2) Net Operating Loss

Olin | HUNTSMAN

5

Increased Scale to Compete in Diverse and Growing End Markets Source: Company Filings (1) Including run-rate annual synergies of $400M+ 6 Combined Company Financials in $B U.S. and Canada 56% APAC 18% Europe 17% Rest of World 9% $12.5 2025 Revenue $0.9 | $1.3 2025 EBITDA COMBINED COMPANY GEOGRAPHIC MIX % 2025 Revenue KEY END MARKETS Aerospace | Automotive | Consumer | Construction & Infrastructure | Defense | Electronics | Energy | Industrial | Pulp & Paper | Water Treatment (1)

Chlorine EDC/VCM Caustic Epoxy MDI / PU Systems Amines Advanced Materials Formulated Solutions Deeper Integration Drives Value Chain Benefits 7 ADVANTAGED UPSTREAM LEADERSHIP DOWNSTREAM APPLICATION EXPERTISE Combined Strength and Profitability Unlocks More Opportunities to Grow • Favorable cost position from U.S. Gulf Coast economics • World-scale chlor alkali and derivatives production • High optionality for ECU products Today • Significantly expanded outlets for chlorine • Enhanced cross-cycle operating rates • Liberation of additional caustic soda volumes • Greater flexibility in market entry points along epoxy chain Pro Forma • Large downstream participant in the chlorine value chain • Formulation and applications expertise • Deep end market customer relationships Today • Access to chlorine inputs at producer economics • Improved U.S. cost position in MDI / amines / epoxy • Stronger resilience through the cycle • Accelerates downstream growth while improving feedstock security Pro Forma EXPANDED CHLORINE OPTIONALITY AND ECU OPTIMIZATION COST-ADVANTAGED FEEDSTOCK ACCESS Chlorine Caustic EDC / VCM Epoxy MDI / PU Systems Amines Advanced Materials Formulated Solutions

Creating a Stronger, More Diversified Platform With Differentiated Downstream Capabilities

SELECTED INTEGRATED VALUE CHAINS

Current Olin Strength | Current Huntsman Strength | External


ECU → POLYURETHANES
Chlor Alkali
Chlorine
Caustic Soda
Phosgene
MDI
Polyol
Polyurethane
Formulated Systems
ECU → AMINES
Chlor Alkali
Chlorine
Ethylene
Caustic Soda
EDC
Amines
ECU → EPOXIES
Chlor Alkali
Caustic Soda
Chlorine
Phenol / Acetone
EPI / BPA / BPF
Commodity Resin
Specialty Resin
Formulated Systems

SELECT GROWTH END MARKETS


AEROSPACE
AUTOMOTIVE
CONSTRUCTION & INFRASTRUCTURE
CONSUMER
ELECTRONICS
ENERGY
INDUSTRIAL
WATER TREATMENT

- ✔ Higher value ECU optionality
- ✔ Utilize lower-cost producer economics to compete globally
- ✔ Improve profitability and resilience in all market environments
- ✔ Grow with customers at multiple points in the value chain

MDI = Methylene Diphenyl Diisocyanate, EDC = Ethylene Dichloride, EPI = Epichlorohydrin, BPA = Bisphenol A, BPF = Bisphenol F

Olin | HUNTSMAN

8

$400M+ Cost Synergy and Integration Benefits Identified

$300M+ OF IDENTIFIED NEAR-TERM SYNERGIES

PURCHASING & RAW MATERIAL INTEGRATION

- Raw material cost savings from scale and sourcing
- Rationalized supply relationships
- Shift to internal supply for epoxy and amines

~$75M
Annual Synergy

OPERATIONS

- Global asset optimization
- Fixed cost reduction from integrated operations

~$75M
Annual Synergy

SG&A

- Overhead reduction
- Elimination of duplicative corporate costs

~$150M
Annual Synergy

LINE OF SIGHT TO $400M+ SYNERGIES PER YEAR, AFTER FULL INTEGRATION ($M)


$300+
$100+
$400+
Year 1
Year 2
Year 3
2031 Additional Raw Material Integration
Total Synergy and Integration Benefits

ADDITIONAL CASH TAX BENEFITS FROM COMBINED NOL OPTIMIZATION OF ~$125M (NOT INCLUDED IN COST SYNERGY FIGURE)

Olin | HUNTSMAN

9

Significantly Improved Profitability and Cash Flow Through the Cycle 10 Source: Company Filings (1) Reflects combined company 2025 synergized Adjusted EBITDA ADJUSTED EBITDA(1) ($B) Combined Company 2021 – 2025 Average Combined Company 2025 $0.9 $0.4 $2.3 $0.4 $1.3B $2.7B Run-rate Synergies Stronger Combined Financial Profile Drives Profitability from Synergy and Integration Benefits More Resilient and Profitable with Combined Company 2025 $1.3B+ Adjusted EBITDA(1) Enhanced Free Cash Flow Generation Accelerated Upside as Cycle Turns

Stronger Combined Financial Profile Note: Financial profile as of December 31, 2025 (1) Blended cost of debt for Huntsman and Olin outstanding fixed-rate senior notes (2) Includes $400M+ of synergies 11 Stronger combined financial profile driven by synergy capture, integration benefits and increased scale A combined company balance sheet with balanced maturity profile; no bond maturities before 2029 Attractive blended cost of debt of ~5.1%(1) LIMITED NEAR-TERM BOND MATURITIES ($M) $669 $600 $750 $350 $1,419 $515 $400 $950 2026 2027 2028 2029 2030 2031 Beyond 2031 Huntsman Olin Year-end 2025 net leverage of 4.6x (or 3.2x with full synergy implementation(2)) on a combined company basis Combined liquidity of $2.3B; expect to maintain strong liquidity profile going forward Disciplined capital allocation enabling deleveraging while supporting shareholder returns and growth

Consistent, Disciplined Capital Allocation Priorities 12 MAINTENANCE CAPITAL • ~$400M per year on a combined basis to ensure safe and reliable operations DIVIDEND • Maintain stable dividend policy • Supported by resilient through-the-cycle cash flows of the combined company LEVERAGE • Prioritize near-term deleveraging • Prudent leverage through the cycle EXCESS CASH • Excess cash through the cycle prioritized for shareholder returns and high-return growth projects (organic and inorganic)

KEY TAKEAWAYS 13 Creates a $12B+ North American Chemicals Leader Vertical Integration Improves Cost Position, Amplified by $400M+ Cost Synergies Enhanced Scale and Disciplined Capital Allocation Drive Shareholder Value Experienced Leadership with Shared Focus on Value Creation

Appendix

IMMEDIATE COST ACTIONS WITH HIGH EXECUTION VISIBILITY • Corporate cost rationalization • Elimination of duplicate public company costs • SG&A efficiencies and fixed cost optimization IMPLEMENTATION OF RAW MATERIAL INTEGRATION BENEFITS • EDC / caustic integration into ethyleneamines, including heavies • Epoxy / Advanced Materials supply chain integration • Direct purchasing power from greater combined spend • Asset optimization opportunities across the combined footprint High Confidence in Synergy Delivery with Accountability 15 ACCOUNTABILITY FRAMEWORK DAY 1 SYNERGY IMPLEMENTATION PLAN Chief Integration Officer empowered to lead delivery of synergy and integration benefits, directly reporting to the CEO New Strategic Integration Committee of the Board of Directors to oversee integration and synergy capture Bottoms-up synergy capture plan jointly developed by designated cross-functional teams from Olin and Huntsman

U.S. GULF COAST Winning Combination with Benefits in All Major Regions 16 • Competitive position in strategic end uses • Epoxy integration expands Advanced Materials capabilities • Regional integration enhances economics in epoxies and growth in higher-value applications EUROPE • Highly cash generative China business • Strategically compete in attractive markets to capitalize on growth opportunities ASIA TEXAS LOUISIANA Freeport ALABAMA Huntsman ethyleneamines + Olin chlor alkali / epoxy assets support a highly integrated Gulf Coast chemicals platform Huntsman’s Geismar MDI site sits near Olin’s Plaquemine and St. Gabriel chlor alkali assets, creating a strategic manufacturing cluster in Louisiana A strategic manufacturing cluster McIntosh